Exhibit 99.1

Contact:
Michael J. Culotta
Executive Vice President and Chief Financial Officer
(502) 627-7475

PHARMERICA REPORTS RESULTS FOR THE FIRST QUARTER OF 2011 AND
ANNOUNCES THE REFINANCING OF ITS CREDIT AGREEMENT

Increases 2011 Earnings Guidance

  Enters South Carolina Market through Pharmacy Acquisition

LOUISVILLE, Kentucky (May 4, 2011) – PharMerica Corporation (NYSE: PMC), a national provider of institutional pharmacy and hospital pharmacy management services, today reported its financial results for the first quarter of 2011.

Commenting on the Company’s results for the first quarter, Gregory S. Weishar, PharMerica Corporation’s Chief Executive Officer, said, “We continue to make progress operationally and strategically.  First quarter results were favorable, and we are pleased with the operational and financial performance.  We believe we are getting traction from the Company’s focus on client and customer service.  Bed retention saw improvement, and we ended the quarter with the highest retention rate for the core business since the merger in 2007.

“We completed the refinancing of the credit facility on May 2, 2011, which was set to mature in 2012.  We replaced the current agreement with a more flexible agreement that expands debt capacity to $450 million and extends borrowing into 2016.  This agreement assures we have the financial resources to continue acquisitions.  We will continue to look at potential acquisitions conservatively to assure shareholder value.  We are very pleased to have the continued support and confidence from the banking community.

“In addition, we established a new presence in the growing South Carolina market through the acquisition of Ark Pharmacy in Greenville, South Carolina.  We believe we can achieve organic growth in the state.  Over the last three quarters, we have completed three acquisitions that have allowed us to enter three new markets and add approximately 77,000 licensed beds.”

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PMC Reports Results for the First Quarter of 2011

May 4, 2011

The results for the first quarter are set forth below:

➢	Key Comparisons of First Quarters Ended March 31, 2011 and 2010:

●
Revenues for the first quarter of 2011 were $535.1 million compared with $462.2 million for the first quarter of 2010, an increase of 15.8%.  Revenues increased as a result of the Chem Rx and Lone Star acquisitions.

●
Net income for the first quarter of 2011 was $3.3 million, or $0.11 per diluted share, compared with $8.4 million, or $0.27 per diluted share, for the first quarter of 2010.  Adjusted earnings per diluted share were $0.21 in 2011 compared with $0.29 in 2010, reflecting the adjustment for integration, merger and acquisition related costs and other charges and the impact of the tax accounting matters.

●
Cash flow provided by operating activities was $5.4 million compared with $24.7 million in the prior year.  The reduction in cash flow was due to an increase in inventory related to a change in purchasing strategy, an increase in accounts receivable as a result of the acquisitions and an increase in prepaids and other assets as result of the rebate structure under the amended ABC agreement.

●	Adjusted EBITDA was $19.2 million compared with $23.1 million in the prior year.

➢
On May 2, 2011, the Company entered into a New Credit Agreement providing borrowing capacity of up to $450 million and as a result increases its previous adjusted diluted earnings per share guidance for 2011 to a range of $0.76 to $0.91 from a range of $0.72 to $0.87.

Fiscal 2011 Earnings Guidance

The Company updates its fiscal 2011 earnings guidance range as follows to reflect anticipated interest expense in connection with the New Credit Agreement and to reflect a slightly higher tax rate as a result of higher taxes in New York State:

(in millions, except per share data)	Previous Guidance	Current Guidance
Revenues	$2,097 - $2,133	$2,097 - $2,133
Adjusted EBITDA	$77.0 - $83.0	$77.0 - $83.0
Depreciation and amortization expense	$30.3 - $29.3	$30.3 - $29.3
Interest expense, net	$10.9 - $10.7	$9.0 - $8.8
Tax rate	40.5% - 40.3%	40.8% - 40.6%
Net income	$21.3 - $25.7	$22.3 - $26.7
Adjusted diluted earnings per share	$0.72 - $0.87	$0.76 - $0.91
Common and common equivalent shares outstanding	29.5	29.4

As is normal practice, the fiscal 2011 earnings guidance does not consider any integration, merger and acquisition related costs or other related charges the Company may incur, including but not limited to the application of new accounting pronouncements or other non-recurring charges.  Also, the guidance does not consider the potential impact of any future acquisitions or the expected conversion to Average Manufacturers Price (“AMP”) because the effect of these items cannot be reasonably estimated at this time.

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PMC Reports Results for the First Quarter of 2011

May 4, 2011

Conference Call

Management will hold a conference call to review the financial results for the first quarter ended March 31, 2011, on May 5, 2011, at 10:00 a.m. Eastern Time.  To access the live webcast, visit the Investor Relations section of the Company’s website at www.pharmerica.com or go to www.earnings.com.  To access a telephonic replay of the call, which will be available one hour after the conclusion of the call through May 12, 2011, please dial 1-888-286-8010 (617-801-6888 if calling from outside the U.S.) and use passcode 87622912.

About PharMerica

PharMerica Corporation is a leading institutional pharmacy services company servicing healthcare facilities in the United States.  As of March 31, 2011, PharMerica operated 95 institutional pharmacies in 43 states.  PharMerica’s customers are institutional healthcare providers, such as nursing centers, assisted living facilities, hospitals and other long-term care providers.  The Company also provides pharmacy management services to long-term care hospitals.

Forward-looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the Company’s current estimates, expectations and projections about its future results, performance, prospects and opportunities.  Forward-looking statements include, among other matters, the information concerning the Company’s “guidance” and possible future results of operations, the Company’s ability to purchase acquisition targets, the accretive affect of completed acquisitions on the Company’s operating results and financial position, the impact of recent acquisitions on long-term shareholder value and the Company’s market share, the potential impact of the expected conversion to Average Manufacturers Price, the potential impact of planned investments in customer service and operating technologies and the strength of the Company’s financial performance during 2011.  Forward-looking statements include statements that are not historical facts and can be identified by forward-looking words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “plan,” “may,” “should,” “will,” “would,” “project” and similar expressions.  These forward-looking statements are based upon information currently available to us and are subject to a number of risks, uncertainties and other factors that could cause the Company’s actual results, performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements.  Important factors that could cause the Company’s actual results to differ materially from the results referred to in the forward-looking statements we make in this press release are included in the Risk Factors section set forth in the Company’s Annual Report on Form 10-K filed with the SEC and in other reports, including Quarterly Reports on Form 10-Q, filed with the SEC by the Company.

You are cautioned not to place undue reliance on any forward-looking statements, all of which speak only as of the date of this press release.  Except as required by law, we undertake no obligation to publicly update or release any revisions to these forward-looking statements to reflect any events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events.  All subsequent written and oral forward-looking statements attributable to us or any person acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this press release and in the Risk Factors section set forth in the Company’s Annual Report on Form 10-K filed with the SEC and in other reports filed with the SEC by the Company.

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PMC Reports Results for the First Quarter of 2011

May 4, 2011

PHARMERICA CORPORATION
UNAUDITED CONDENSED CONSOLIDATED INCOME STATEMENTS
(In millions, except share and per share amounts)

	Quarter Ended March 31,
	2010		2011
	Amount	% of Revenue	Amount	% of Revenue
Revenues	$462.2	100.0%	$535.1	100.0%

Cost of goods sold	398.9	86.3	469.4	87.7

Gross profit	63.3	13.7	65.7	12.3

Selling, general and administrative expenses	44.8	9.7	51.6	9.6

Amortization expense	2.3	0.5	2.7	0.5

Integration, merger and acquisition related costs and other charges	1.2	0.3	4.7	0.9

Operating income	15.0	3.2	6.7	1.3

Interest expense, net	0.9	0.2	1.1	0.3

Income before income taxes	14.1	3.0	5.6	1.0

Provision for income taxes	5.7	1.2	2.3	0.4

Net income	$8.4	1.8%	$3.3	0.6%

	Quarter Ended March 31,
	2010	2011
Earnings per common share:
Basic	$0.28	$0.11
Diluted	$0.27	$0.11

Shares used in computing earnings per common share:
Basic	30,396,520	29,272,481
Diluted	30,571,049	29,362,134

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PMC Reports Results for the First Quarter of 2011

May 4, 2011

PHARMERICA CORPORATION
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(In millions, except share and per share amounts)

	Dec. 31, 2010	March 31, 2011

ASSETS
Current assets:
Cash and cash equivalents	$10.8	$12.3
Accounts receivable, net	226.5	235.8
Inventory	88.6	103.5
Deferred tax assets	23.5	38.3
Prepaids and other assets	24.3	30.3
	373.7	420.2

Equipment and leasehold improvements	136.0	138.1
Accumulated depreciation	(76.5)	(81.4)
	59.5	56.7

Deferred tax assets, net	24.9	7.8
Goodwill	193.9	193.9
Intangible assets, net	102.2	100.3
Other	5.7	5.8
	$759.9	$784.7

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$74.5	$84.9
Salaries, wages and other compensation	22.0	31.9
Other accrued liabilities	7.0	7.9
	103.5	124.7

Long-term debt	245.6	244.3
Other long-term liabilities	26.4	26.5

Commitments and contingencies

Stockholders’ equity:
Preferred stock, $0.01 par value per share; 1,000,000 shares authorized and no shares issued at December 31, 2010 and March 31, 2011	–	–
Common stock, $0.01 par value per share; 175,000,000 shares authorized; 30,696,261 and 30,699,831 shares issued as of December 31, 2010 and March 31, 2011, respectively	0.3	0.3
Capital in excess of par value	349.7	351.2
Retained earnings	45.0	48.3
Treasury stock at cost, 1,336,817 shares	(10.6)	(10.6)
	384.4	389.2
	$759.9	$784.7

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PMC Reports Results for the First Quarter of 2011

May 4, 2011

PHARMERICA CORPORATION
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In millions)

	Quarter Ended March 31,
	2010	2011
Cash flows provided (used in) by operating activities:
Net income	$8.4	$3.3
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation	4.6	5.1
Amortization	2.3	2.7
Integration, merger and acquisition related costs and other charges	0.1	0.3
Stock-based compensation	0.8	1.4
Amortization of deferred financing fees	0.2	0.2
Deferred income taxes	4.8	2.3
Loss on disposition of equipment	–	0.1
Other	0.1	–
Change in operating assets and liabilities:
Accounts receivable, net	11.1	(9.4)
Inventory	2.6	(15.0)
Prepaids and other assets	3.8	(6.2)
Accounts payable	(11.5)	10.4
Salaries, wages and other compensation	(2.8)	9.3
Other accrued liabilities	0.2	0.9
Net cash provided by operating activities	24.7	5.4

Cash flows provided by (used in) investing activities:
Purchases of equipment and leasehold improvements	(2.2)	(2.4)
Other	(0.1)	–
Net cash used in investing activities	(2.3)	(2.4)

Cash flows provided by (used in) financing activities:
Repayments of capital lease obligations	(0.2)	(0.2)
Net repayment of revolving credit facility	–	(1.3)
Issuance of common stock	0.1	–
Net cash used in financing activities	(0.1)	(1.5)

Change in cash and cash equivalents	22.3	1.5
Cash and cash equivalents at beginning of period	51.2	10.8
Cash and cash equivalents at end of period	$73.5	$12.3

Supplemental information:
Cash paid for interest	$0.8	$1.0
Cash refund for taxes	$(0.2)	$–

Supplemental schedule of non-cash activities:
Capital lease obligations	$0.4	$–
Integrity working capital adjustment	$0.5	$–

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PMC Reports Results for the First Quarter of 2011

May 4, 2011

PHARMERICA CORPORATION
SUPPLEMENTAL INFORMATION

INTEGRATION, MERGER AND ACQUISITION RELATED COSTS AND OTHER CHARGES

The following is a summary of integration, merger and acquisition related costs and other charges incurred by PharMerica for the first quarter ended March 31, 2010 and 2011 (unaudited).

(In millions, except per share amounts)	Quarter Ended March 31,
	2010	2011
Integration costs and other charges:
Professional and advisory fees	$0.2	$0.1
General and administrative	0.2	0.1
Employee costs	0.1	–
Severance costs	0.1	–
Facility costs	–	(0.1)
	0.6	0.1
Acquisition related costs:
Professional and advisory fees	0.2	1.3
General and administrative	0.4	0.3
Employee costs	–	1.1
Severance costs	–	0.4
Facility costs	–	0.8
Other Costs	–	0.7
	0.6	4.6
Total integration, merger and acquisition related costs and other charges	$1.2	$4.7
Negative effect on earnings per diluted share	$(0.02)	$(0.09)

CUSTOMER LICENSED BEDS UNDER CONTRACT AND PRESCRIPTION DATA

The following is a summary of customer licensed beds under contract and prescription data as of and for the first quarter ended March 31, 2010 and 2011 (unaudited).

(In whole numbers, except where indicated)	March 31, 2010	March 31, 2011
		PharMerica	Chem Rx	Total
Customer licensed beds:
Beginning of period	313,867	301,128	61,773	362,901
Additions	4,111	4,481	998	5,479
Losses	(10,470)	(7,173)	(3,538)	(10,711)
Transfers	–	2,518	(2,518)	–
End of period	307,508	300,954	56,715	357,669

Prescription data:
Prescriptions dispensed (in thousands)	9,664	10,769
Revenue per prescription dispensed	$46.39	$48.25
Gross profit per prescription dispensed	$6.36	$5.92

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PMC Reports Results for the First Quarter of 2011

May 4, 2011

PHARMERICA CORPORATION
SUPPLEMENTAL INFORMATION (Continued)

UNAUDITED RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA

(In millions)	Quarter Ended March 31,
	2010	2011
Net income	$8.4	$3.3
Add:
Interest expense, net	0.9	1.1
Integration, merger and acquisition related costs and other charges	1.2	4.7
Provision for income taxes	5.7	2.3
Depreciation and amortization expense	6.9	7.8
Adjusted EBITDA	$23.1	$19.2
Adjusted EBITDA margin	5.0%	3.6%

UNAUDITED RECONCILIATION OF EARNINGS PER DILUTED SHARE
TO ADJUSTED EARNINGS PER DILUTED SHARE

(In whole numbers)	Quarter Ended March 31,
	2010	2011
Earnings per diluted common share	$0.27	$0.11
Add:Integration, merger and acquisition related costs and other charges	0.02	0.09
Add: Tax accounting matters	–	0.01
Adjusted earnings per diluted common share after impact of above items	$0.29	$0.21

UNAUDITED RECONCILIATION OF ADJUSTED EBITDA
TO NET CASH FLOWS FROM OPERATING ACTIVITIES

(In millions)	Quarter Ended March 31,
	2010	2011
Adjusted EBITDA	$23.1	$19.2
Interest expense, net	(0.9)	(1.1)
Provision for income taxes	(5.7)	(2.3)
Integration, merger and acquisition related costs and other charges	(1.1)	(4.4)
Provision for bad debt	3.8	5.4
Stock-based compensation	0.8	1.4
Amortization of deferred financing fees	0.2	0.2
Deferred income taxes	4.8	2.3
Loss on disposition of equipment	–	0.1
Other	0.1	–
Changes in assets and liabilities	(0.4)	(15.4)
Net Cash Flows from Operating Activities	$24.7	$5.4

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PHARMERICA CORPORATION
SUPPLEMENTAL INFORMATION (Continued)

Use of Non-GAAP Measures

PharMerica calculates Adjusted EBITDA as provided in the reconciliation above and calculates Adjusted EBITDA Margin by taking Adjusted EBITDA and dividing it by revenues.  PharMerica calculates and uses Adjusted EBITDA as an indicator of its ability to generate cash from reported operating results.  The measurement is used in concert with net income and cash flows from operations, which measure actual cash generated in the period.  In addition, PharMerica believes that Adjusted EBITDA and Adjusted EBITDA Margin are supplemental measurement tools used by analysts and investors to help evaluate overall operating performance and the ability to incur and service debt and make capital expenditures.  Adjusted EBITDA, as defined in the Company’s Credit Agreement, is used in conjunction with PharMerica’s debt leverage ratio and this calculation sets the applicable margin for the quarterly interest charge.  Adjusted EBITDA, as defined in the Company’s Credit Agreement, is not the same calculation as this Adjusted EBITDA table.  Adjusted EBITDA does not represent funds available for PharMerica’s discretionary use and is not intended to represent or to be used as a substitute for net income or cash flows from operations data as measured under U.S. generally accepted accounting principles (“GAAP”).  The items excluded from Adjusted EBITDA but included in the calculation of PharMerica’s reported net income and cash flows from operations are significant components of the accompanying unaudited condensed consolidated income statements and cash flows, and must be considered in performing a comprehensive assessment of overall financial performance.  PharMerica’s calculation of Adjusted EBITDA may not be consistent with calculations of EBITDA used by other companies.

PharMerica calculates and uses adjusted earnings per diluted share, exclusive of the impact of integration, merger and acquisition related costs and other charges and the impact of the tax accounting matters, as an indicator of its core operating results.  The measurement is used in concert with net income and earnings per diluted share, which measure actual earnings per share generated in the period.  PharMerica believes the exclusion of these charges in expressing adjusted earnings per share provides management with a useful measure to assess period to period comparability and is useful to investors in evaluating PharMerica’s operating results from period to period.  Adjusted earnings per diluted share, exclusive of the impact of integration, merger and acquisition related costs and other charges and the impact of the tax accounting matters, does not represent the amount that effectively accrues directly to stockholders (i.e., such costs are a reduction in earnings and stockholders’ equity) and is not intended to represent or to be used as a substitute for earnings per diluted share as measured under GAAP.  The impact of integration, merger and acquisition related costs and other charges and the impact of the tax accounting matters excluded from the earnings per diluted share are significant components of the accompanying unaudited condensed consolidated income statements, and must be considered in performing a comprehensive assessment of overall financial performance.

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